UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 12, 2005, Bear Stearns Mortgage Capital Corporation (“Bear Stearns”), Abetterwayhome Finance, LLC II (“Finance II”) and HomeBanc Funding Corp. II (“Funding II”), entered into Amendment No. 6 (the “Amendment”) to the Master Repurchase Agreement dated as of April 29, 2004, as amended (the “Bear Stearns Aggregation Facility”) by and among Bear Stearns, Finance II and Funding II. The Amendment extended the maturity date of the Bear Stearns Aggregation Facility from September 12, 2005 to October 11, 2005. Finance II and Funding II are wholly-owned subsidiaries of HomeBanc. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 6 dated as of September 12, 2005, to Master Repurchase Agreement by and among Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC II and HomeBanc Funding Corp. II.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant General Counsel & Assistant Secretary

Date: September 15, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 6 dated as of September 12, 2005 to Master Repurchase Agreement by and among Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC II and HomeBanc Funding Corp. II.